Supplement dated March 19, 2010 to the

variable annuity prospectuses for the following:

MassMutual Artistry

Panorama Passage

Panorama Premier

MassMutual RetireEase Select

MassMutual Transitions

all dated May 1, 2009

Change in Expenses for MML Inflation-Protected and Income Fund

The expenses for the MML Inflation-Protected and Income Fund (Initial Class) have been revised as follows:

•	“Other Expenses” has changed from 0.05% to 0.99%; and
•	“Total Annual Fund Operating Expenses” has changed from 0.60% to 1.54%.

The expenses have been revised to reflect interest amounts that were incurred in the Fund’s last fiscal year as a result of its entering into reverse repurchase agreements as discussed in the Fund’s prospectus.

To reflect this change in the prospectuses, the MML Inflation-Protected and Income Fund row in the “Investment Management Fees and Other Expenses” table in the “Table of Fees and Expenses” section is replaced with the row shown below:

Fund	Management Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
MML Inflation-Protected and Income Fund (Initial Class)	0.55%	0.99%	—	—	1.54%